Exhibit 99.1

LETTER OF TRANSMITTAL

for

OFFER TO EXCHANGE

Pass Through Certificates, Series 2013-2,

which have been registered under the

Securities Act of 1933, as amended,

for any and all outstanding

Pass Through Certificates, Series 2013-2,

of

AMERICAN AIRLINES, INC.

Pursuant To The Prospectus, Dated                     , 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2014, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD CERTIFICATES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To the Exchange Agent:

WILMINGTON TRUST COMPANY

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref: American Airlines 2013-2 EETC

By Facsimile:

(302) 636-4149

Confirm by Telephone:

(302) 636-6472

Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW CERTIFICATES FOR THEIR OLD CERTIFICATES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD CERTIFICATES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

By execution hereof, the undersigned acknowledges receipt of the prospectus, dated                     , 2014 (the “Prospectus”), of American Airlines, Inc. (the “Company”), which, together with this Letter of Transmittal and instructions hereto (the “Letter of Transmittal”), constitute the Company’s offer to exchange (the “Exchange Offer”) Class A Pass Through Certificates (the “New Class A Certificates”), Class B Pass Through Certificates (the “New Class B Certificates”) and Class C Pass Through Certificates, Series 2013-2 (the “New Class C Certificates,” and, collectively with the New Class A Certificates and the New Class B Certificates, the “New Certificates”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the Prospectus forms a part, for any and all of its outstanding Class A Pass Through Certificates, Class B Pass Through Certificates and Class C Pass Through Certificates, Series 2013-2, respectively (collectively, the “Old Certificates”), upon the terms and subject to the conditions set forth in the Prospectus. For each Old Certificate accepted for exchange, the Holder of such Old Certificate will receive a New Certificate of the same class having a face amount (and current Pool Balance) equal to that of the surrendered Old Certificate.

This Letter of Transmittal is to be completed by Holders (as defined below) if: (i) certificates representing Old Certificates are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Certificates is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “DTC”) pursuant to the procedures set forth under the section “The Exchange Offer – Book-Entry Transfer” in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Certificates if an Agent’s Message (as defined below) is not delivered; or (iii) tender of Old Certificates is to be made according to the guaranteed delivery procedures set forth under the section “The Exchange Offer – Guaranteed Delivery Procedures” in the Prospectus. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from a participant tendering Old Certificates that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Certificates are registered on the Trustee’s books or any other person who has obtained a properly completed bond power from the registered Holder, or any person whose Old Certificates are held of record by DTC and who desires to deliver such Old Certificates by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

All capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus, unless the context otherwise indicates.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD CERTIFICATES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Old Certificates to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and face amounts of Old Certificates on a separately signed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Certificates will be accepted only in minimum denominations of $200,000 or integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OLD CERTIFICATES

Name(s) and Addresses of Holder(s) (Please fill in if blank)	Certificate Number(s)* (Attach signed list if necessary)	Original Aggregate Face Amount Tendered (if less than all)**

Total Original Face Amount of Old Certificates Tendered

*	Need not be completed by Holders tendering Old Certificates by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Old Certificates listed. See Instruction 2.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC:

Name of Tendering Institution:

DTC Book-Entry Account No.:

Transaction Code No.:

If Holders desire to tender Old Certificates pursuant to the Exchange Offer and (i) certificates representing such Old Certificates are not immediately available, or (ii) this Letter of Transmittal, certificates representing such Old Certificates or any other required documents cannot be delivered to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to 5:00 p.m., New York City time, on the Expiration Date, such Holders may effect a tender of such Old Certificates in accordance with the guaranteed delivery procedures set forth under the section “The Exchange Offer – Guaranteed Delivery Procedures” in the Prospectus. Holders following the guaranteed delivery procedure must still fully complete, execute and deliver this Letter of Transmittal or a facsimile hereof. DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through the DTC Automated Tender Offer Program.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT:

Name(s) of Holder(s) of Old Certificates:

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

DTC Book-Entry Account No.:

Transaction Code No.:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD CERTIFICATES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD CERTIFICATES.

Name:

Address:

☐	CHECK HERE IF TENDERED OLD CERTIFICATES ARE ENCLOSED HEREWITH

Ladies and Gentlemen:

The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions of the Exchange Offer, the aggregate face amount of Old Certificates indicated above. Subject to and effective upon the acceptance for exchange of the face amount of Old Certificates tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Certificates tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Pass Through Trustee under the Pass Through Trust Agreements for the Old Certificates and the New Certificates) with respect to the tendered Old Certificates with full power of substitution to (i) deliver certificates for such Old Certificates to the Company, or transfer ownership of such Old Certificates on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Certificates for transfer on the books of the Registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Certificates, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission that the New Certificates issued pursuant to the Exchange Offer in exchange for the Old Certificates may be offered for resale, resold or otherwise transferred by any holder thereof without compliance with the registration and prospectus delivery provisions of the Securities Act (except as described in the section “Transfer Restrictions” in the Prospectus), provided that (i) the holder is acquiring such New Certificates in its ordinary course of business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of the Old Certificates or New Certificates, (iii) such holder is not an “affiliate” of ours or any Trustee within the meaning of Rule 405 under the Securities Act and (iv) if such holder is not a broker-dealer, it is not engaged in and does not intend to engage in, the distribution of the New Certificates. Holders of Old Certificates wishing to accept the Exchange Offer must represent to the Company that such conditions have been met.

Notwithstanding registration under the Securities Act, the New Class B Certificates and the New Class C Certificates will be subject to certain transfer restrictions for so long as they are outstanding and each Holder of any such Certificate will be deemed to have made certain representations, acknowledgements and agreements. See “Transfer Restrictions” and “Certain ERISA Considerations” in the Prospectus.

If a broker-dealer would receive New Certificates for its own account in exchange for Old Certificates, where such Old Certificates were not acquired as a result of market-making or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

The undersigned represents that (i) the New Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder’s business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of the Old Certificates or New Certificates and (iii) such holder is not an “affiliate,” as defined under Rule 405 of the Securities Act, of the Company or any Trustee. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Certificates. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Certificates tendered hereby.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Certificates when the Company has given oral or written notice (such notice, if given orally, to be confirmed in writing) thereof to the Exchange Agent. If any tendered Old Certificates are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Certificates will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under “Special Issuance Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

The undersigned understands that tenders of Old Certificates pursuant to the procedures described under the section “The Exchange Offer – Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Certificates will be determined by the Company in its sole discretion, which determination will be final and binding.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the New Certificates issued in exchange for the Old Certificates accepted for exchange, and return any Old Certificates not tendered or not exchanged, in the name of the undersigned (or, in the case of a book-entry delivery of Old Certificates by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing New Certificates issued in exchange for the Old Certificates accepted for exchange, and any certificates representing Old Certificates not tendered or not exchanged, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. If both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Certificates issued in exchange for the Old Certificates accepted for exchange, and return any Old Certificates not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Certificates from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Certificates so tendered.

PLEASE SIGN HERE

(To Be Completed by All Tendering Holders of

Old Certificates Regardless of Whether Old Certificates Are Being Physically

Delivered Herewith)

This Letter of Transmittal must be signed by the Holder(s) of Old Certificates exactly as their name(s) appear(s) on certificates(s) for Old Certificates or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Old Certificates, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 herein.

If the signature appearing below is not of the registered Holder(s) of the Old Certificates, then the registered Holder(s) must sign a valid proxy.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Name(s):

(Please Print)

Capacity:

Social Security No.:

Date:

Date:

Address:

(Including Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE

(See Instruction 3 herein)

Certain Signatures Must be Guaranteed by an Eligible Institution

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code) and Telephone Number (including area code) of Firm

Authorized Signature

Printed Name

Title

Date:

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 3 and 4 Herein)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 3 and 4 Herein)

To be completed ONLY if certificates for Old Certificates in a face amount not tendered are to be issued in the name of, or the New Certificates issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appears(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Certificates” within this Letter of Transmittal, or if Old Certificates tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC.

To be completed ONLY if certificates for Old Certificates in a face amount not tendered or not accepted for exchange or the New Certificates issued pursuant to the Exchange Offer are to be sent to someone other than the person or person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Certificates” within this Letter of Transmittal.

Name:	Name:

Address:	Address:
(Please Print)	(Please Print)

(Including Zip Code)	(Including Zip Code)

Tax Identification or Social Security Number (See IRS Form W-9 Herein)	Tax Identification or Social Security Number (See IRS Form W-9 Herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions

of the Exchange Offer

1. Delivery of this Letter of Transmittal and Old Certificates; Guaranteed Delivery Procedures. The certificates for the tendered Old Certificates (or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Certificates delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, or an Agent’s Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Certificates should be sent to the Company.

Holders who wish to tender their Old Certificates and (i) whose Old Certificates are not immediately available, or (ii) who cannot deliver their Old Certificates, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Old Certificates and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Certificates, the certificate number or numbers of such Old Certificates and the face amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), or an Agent’s Message in lieu of this Letter of Transmittal, together with the certificate(s) representing the Old Certificates (or a confirmation of book-entry delivery into the Exchange Agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), or an Agent’s confirmation in lieu of this Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Certificates in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided under the section “The Exchange Offer – Guaranteed Delivery Procedures” in the Prospectus. Any Holder of Old Certificates who wishes to tender his or her Old Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Certificates will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Certificates not properly tendered or any Old Certificates the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Certificates. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Certificates, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Certificates will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holder of such Old Certificates (or in the case of Old Certificates tendered by the book-entry transfer procedures, such Old Certificates will be credited to an account maintained with DTC), unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. Partial Tenders. Tenders of Old Certificates will be accepted in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof. If less than the entire face amount of any Old Certificates is tendered, the tendering Holder should fill in the face amount tendered in the third column of the chart entitled “Description of Old Certificates.” The entire face amount of Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire face amount of all Old Certificates is not tendered, Old Certificates for the face amount of Old Certificates not tendered and a certificate or certificates representing New Certificates issued in exchange for any Old Certificates accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Certificates are accepted for exchange.

3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Certificates tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Certificates without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Certificates tendered and the certificate(s) for New Certificates issued in exchange therefor is to be issued (or any untendered face amount of Old Certificates is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Certificate, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Certificates tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Certificates listed, such Old Certificates must be endorsed or accompanied by appropriate bond powers signed, and a proxy that authorizes such person to tender the Old Certificates on behalf of the registered Holder(s), in either case as the name of the registered Holder(s) appears on the Old Certificates.

If this Letter of Transmittal (or facsimile hereof) or any Old Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on Old Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or facsimile hereof), or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” with the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an “Eligible Institution”), unless the Old Certificates tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Certificates) who has not completed the form set forth herein entitled “Special Issuance Instructions” or the form entitled “Special Delivery Instructions” or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Certificates or substitute Old Certificates for face amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Certificates through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Certificates pursuant to the Exchange Offer. If, however, certificates representing New Certificates or Old Certificates for face amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Certificates tendered hereby, or if tendered Old Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Certificates pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Certificates listed in this Letter of Transmittal.

6. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Certificates tendered.

7. Mutilated, Lost, Stolen or Destroyed Old Certificates. Any tendering Holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

9. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the section “The Exchange Offer – Withdrawal of Tenders” in the Prospectus.

(DO NOT WRITE IN SPACE BELOW)

Certificate(s) Surrendered	Old Certificate(s) Tendered	Old Certificate(s) Accepted

Delivery Prepared by	Checked by	Date

10. IRS Form W-9; Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder of Old Certificates that is a U.S. person for U.S. tax purposes provide the Exchange Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (“IRS Form W-9”), which in the case of a Holder who is an individual generally is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to such Holder pursuant to the Exchange Offer at the rate of 28%. If withholding results in an overpayment of taxes, such Holder may obtain a refund from the IRS.

Exempt Holders of Certificates (generally including corporations, among others) are not subject to these backup withholding requirements, provided that, if required, they properly demonstrate their eligibility for exemption. See the instructions accompanying the IRS Form W-9 (the “W-9 Instructions”) for additional instructions.

To prevent backup withholding, each tendering Holder that is a U.S. person for U.S. tax purposes must provide its correct TIN by completing the IRS Form W-9, certifying, under penalties of perjury, that such Holder is a U.S. person for U.S. tax purposes, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, or (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Old Certificates being tendered by such Holder are in more than one name or are not in the name of their actual owner, such Holder should consult the W-9 Instructions for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Instructions for instructions on applying for a TIN and write “Applied For” in the space reserved for the TIN, as shown on the IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and will continue until such Holder furnishes its TIN to the Exchange Agent.

A tendering Holder of Old Certificates that is not a U.S. person for U.S. tax purposes must submit the appropriate completed IRS Form W 8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. IRS Form W-8BEN and other versions of IRS Form W-8 may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter.

FAILURE TO PROVIDE THE EXCHANGE AGENT WITH A COMPLETED IRS FORM W-9, IRS FORM W-8 OR OTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

IRS Circular 230 disclosure: Each taxpayer is hereby notified that: (a) any discussion of U.S. federal tax issues in this Letter is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on such taxpayer under U.S. federal tax law; (b) any such discussion is written to support the promotion or marketing of the transactions or matters addressed in the Prospectus; and (c) the taxpayer should seek advice based on its particular circumstances from an independent tax advisor.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:	Exemptions (see instructions):
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶	Exempt payee code (if any)
☐ Other (see instructions) ▶	Exemption from FATCA reporting code (if any)
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800- TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust understate law	The grantor-trustee [1] The actual owner [1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity [4]

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Exchange Agent:

WILMINGTON TRUST COMPANY

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref: American Airlines 2013-2 EETC

By Facsimile:

(302) 636-4149

Confirm by Telephone:

(302) 636-6472